SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): December 3, 1999
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                   52-1947746
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File No.)                Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                  20701
(Address of Principal Executive                              (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)

Item 5. Other Events


On December 3, 1999, e.spire Communications, Inc. issued a press release announcing that it had obtained a waiver from its syndicated bank group regarding certain covenants of its $200 million Senior Secured Credit Facilities Facilities with which it was not in compliance for the quarter ending September 30, 1999.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


 Exhibit Number                                                        Reference

(99)     Additional Exhibits

        Press Release dated December 3, 1999                       Exhibit 99.1





                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    e.spire Communications, Inc.
                             By:


Date:  December 3, 1999              /s/ Riley M. Murphy
                                     -------------------
                                     Riley M. Murphy, Executive Vice President
                                     Legal and Regulatory Affairs and Secretary